As filed with the Securities and Exchange Commission on March 18, 2011
Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 291	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 295	☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated March 18, 2011

______, 2011

[LOGO] Market Vectors Fixed Income Closed-End Fund ETF ([ ])

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

MARKET VECTORS FIXED INCOME CLOSED-END FUND ETF

Investment Objective

Market Vectors Fixed Income Closed-End Fund ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Fixed Income Closed-End Fund Index (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	__%
Other Expenses(a)	__%
Acquired Fund Fees and Expenses(b)	__%
Total Annual Fund Operating Expenses(c)	__%
Fee Waivers and Expense Reimbursement(c)	__%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(c)	__%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

(b)

“Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year and reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights, when available.

(c)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding ___% of the Fund’s average daily net assets per year until at least __, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEAR
$__	$___

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund is a “fund of funds,” meaning that it invests its assets in shares of closed-end funds included in the Fund’s benchmark index (“Underlying Funds”). The Fund’s benchmark index is comprised of U.S.-listed closed-end funds. The Underlying Funds invest in taxable fixed income securities including investment grade securities and/or high yield securities. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the Underlying Funds in the Index and other reasons, the Fund does not purchase all of the Underlying Funds in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the Underlying Funds in the Index in an effort to hold a portfolio of Underlying Funds with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund will be subject to the risks of the Underlying Funds’ investments, and the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to its net asset value (“NAV”). A closed-end fund may be leveraged. As a result, the

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Fund may be indirectly exposed to leverage through an investment in closed-end funds. Closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is subject to provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one Underlying Fund to 3% of the Underlying Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Fixed Income Securities Risk. The Underlying Funds invest in fixed income securities. Fixed income securities are subject to credit risk, interest rate risk and call risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt or that negative perceptions of the issuer’s ability to make such payments will cause the price of the bond to decline. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Underlying funds may invest in callable bonds, and such issuers may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Underlying Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income. An Underlying Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Liquidity Risk. Unlike the Fund, closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.

Lower-Rated Securities Risk. The fixed income securities in which an Underlying Fund may invest may be rated lower than investment grade credit quality, i.e., rated lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB” by Standard and Poor’s (“S&P”), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Loans rated below investment grade tend to be less marketable than higher-quality loans

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because the market for them is less broad. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s shares will decrease faster than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.

Senior Loans Risk. Senior loans are typically below investment grade and are considered speculative because of credit risk. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, because of impairments and limited liquidity of the collateral supporting a senior loan, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect the Underlying Fund’s performance.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Risks of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than

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would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or industry, the Fund will be susceptible to loss due to adverse occurrences affecting that sector or industry.

Performance

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

Portfolio Management

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Michael F. Mazier	Portfolio Manager	Since inception

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of [          ] Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies

The Fund will invest, to the extent practicable, in the Underlying Funds represented by the Index in proportion to the weightings in the Index; however, because of limitations imposed by 1940 Act regarding investments in other investment companies, the Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

The Fund may invest its remaining assets in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and participation notes (“P-Notes”). The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

An authorized participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Exchange Act of 1933, as amended, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Borrowing Money

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index.

Fundamental and Non-Fundamental Policies

The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be

9

exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Risks of Investing in the Fund

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund will be subject to the risks of the Underlying Funds’ investments, and the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.

Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to its NAV. A closed-end fund may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in closed-end funds. Closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is subject to provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one Underlying Fund to 3% of the Underlying Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Fixed Income Securities Risk. The Underlying Funds invest in fixed income securities. Fixed income securities are subject to credit risk, interest rate risk and call risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt or that negative perceptions of the issuer’s ability to make such payments will cause the price of the bond to decline. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Underlying funds may invest in callable bonds, and such issuers may “call” or repay

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these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Underlying Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income. An Underlying Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.

Liquidity Risk. Unlike the Fund, closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.

Lower-Rated Securities Risk. The fixed income securities in which an Underlying Fund may invest may be rated lower than investment grade credit quality, i.e., rated lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB” by Standard and Poor’s (“S&P”), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Lower-rated securities risk is a form of credit risk. Securities that are below investment grade, commonly know as “junk bonds,” are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Loans rated below investment grade tend to be less marketable than higher-quality loans because the market for them is less broad. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s shares will decrease faster than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability

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of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period

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of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Risks of Investing in Emerging Market Issuers. An Underlying Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investment in an Underlying Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Additionally, each of the factors described below could have a negative impact on an Underlying Fund’s performance and increase the volatility of the Underlying Fund.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. The prices of certain securities listed on stock markets in emerging market countries have been subject to sharp fluctuations and sudden declines and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed stock markets. Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Underlying Fund may need to effect securities transactions through these brokerage firms, the Underlying Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Underlying Fund. This risk is magnified to the extent the Underlying Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the

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continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. An outbreak of hostilities could negatively impact the Underlying Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in emerging market countries in which the Underlying Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Underlying Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Underlying Fund’s ability to achieve its investment objective. In addition, the Underlying Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Underlying Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Underlying Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Underlying Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of

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such country may impose temporary restrictions on foreign capital remittances. Consequently, the Underlying Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Underlying Fund.

Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. The Underlying Fund’s assets will be invested primarily in securities of issuers in emerging market countries, which will generally be denominated in foreign currencies, and the income received by the Underlying Fund will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

The Underlying Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Underlying Fund’s investment performance and the value of your investment in the Underlying Fund. Meanwhile, the Underlying Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Underlying Fund converts the relevant emerging market country’s currency to U.S. dollars, the Underlying Fund may be required to liquidate certain positions in order to make distributions if the Underlying Fund has insufficient cash in U.S. dollars to meet distribution requirements under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Underlying Fund’s performance.

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Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Underlying Fund to engage in foreign currency transactions designed to protect the value of the Underlying Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Underlying Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Underlying Fund at one rate, while offering a lesser rate of exchange should the Underlying Fund desire immediately to resell that currency to the dealer. The Underlying Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Underlying Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Underlying Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Underlying Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Underlying Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Underlying Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Underlying Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Underlying Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Underlying Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Underlying Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Underlying Fund’s performance (e.g., by causing the Underlying Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Underlying Fund will incur interest expense on any borrowings

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and the borrowings will cause the Underlying Fund to be leveraged, which may magnify gains and losses on its investments.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Underlying Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Underlying Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.]

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. The Fund’s return may also deviate significantly from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The

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Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Additional Risks of the Underlying Funds

Risks of Investing in Derivatives. Derivatives are financial instruments, such as participation notes, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. An Underlying Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Underlying Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Underlying Fund anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time.

Additional Risks of the Fund

Absence of Prior Active Market. The Fund is a newly organized series of an investment company and thus has no operating history. While the Fund’s Shares are expected to be listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

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Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Fund. As of December 31, 2010, the Adviser managed approximately $30 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s semi-annual report for the period ended June 30, 2011.

For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of ___%. From time to time, the Adviser may waive all or a portion of its fee.

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Until at least __, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding ___% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGER

The portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio is Michael F. Mazier. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Mr. Mazier serves as the portfolio manager of five other funds of the Trust. Mr. Mazier also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Mazier has served as the portfolio manager of the Fund since its inception. See the Fund’s SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership of Shares.

SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by

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an outside independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.

Buying and Selling Exchange-Traded Shares

The Shares of the Fund are expected to be approved for listing on NYSE Arca, subject to notice of issuance. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., a fund whose shares are expected to trade intra-day), that the Fund fair values all or a substantial portion of its securities, that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, and that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

Distributions

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, is typically distributed to shareholders monthly while capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

Tax Information

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by

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how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15%. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

For taxable years beginning before January 1, 2013, the Fund may receive dividends, the distribution of which the Fund may designate as qualified dividends. In the event that the Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or resident alien of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund does not expect to pay significant amounts of interest related dividends. The Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

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The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%, and is scheduled to increase to 31% after 2012. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. A redemption of a shareholder’s Fund Shares for cash is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

24

INDEX PROVIDER

The Index is published by __ (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

25

MARKET VECTORS FIXED INCOME CLOSED-END FUND INDEX

The Index is a rules-based index. The Index is intended to track the overall performance of a global universe of fixed-income U.S.-listed closed-end funds that are organized under the laws of the United States selected by the Index Provider.

The Index is reviewed annually and changes to the Index will be implemented and based on the closing prices of the third Friday of June. The Index is reconstituted quarterly and companies are added and/or deleted based upon the Index eligibility criteria.

The Index is calculated and maintained by ________ on behalf of the Index Provider. Index values are calculated daily and are distributed over the Consolidated Tape Association’s Network B between the hours of approximately _____ and _____ (New York time). Index values are disseminated every 15 seconds.

Rebalancing data are announced at least five business days before implementation.

26

LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

[To come.]

27

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore it does not have a financial history.

28

PREMIUM/DISCOUNT INFORMATION

The Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on NYSE Arca and its NAV. Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at vaneck.com/etf.

29

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

30

Dechert LLP serves as counsel to the Trust, including the Fund. ________ serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

31

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Fund’s SAI will be available at vaneck.com/etf.

(Investment Company Act file no. 811-10325)

32

For more detailed information about the Fund, see the SAI dated________,     2011, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, when available, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at vaneck.com/etf.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon
SEC Registration Number: 333-123257
1940 Act Registration Number: 811-10325

[Code]

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated March 18, 2011

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated [   ], 2011

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [   ], 2011 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

Market Vectors Fixed Income Closed-End Fund ETF	NYSE Arca, Inc.	[ ]

          A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

-i-

TABLE OF CONTENTS
(continued)

-ii-

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of __ investment portfolios. This SAI relates to one investment portfolio: Market Vectors Fixed Income Closed-End Fund ETF (the “Fund”). The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”

          The Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Fund only in Creation Units. Creation Units of the Fund are issued and redeemed for cash. The Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and will trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of [         ] Shares of the Fund.

          In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

          The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Bond index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the bond index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of the Fund’s benchmark index (the “Index”).

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components. Liquid futures contracts are not currently available for the Index.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in bonds.

          Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund’s Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Fund’s Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position, as part of a complex bond replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay. The Fund intends to utilize swap agreements in a manner designed to limit its risk exposure to levels comparable to direct investments in bonds.

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Convertible Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

          Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of the Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Future Developments

          The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Fund, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in securities not included in the Index, money market instruments or funds which reinvest exclusively in money market instruments, in bonds that are in the relevant market but not the

Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in the Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

          Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

          An investment in the Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from the Index.

          An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of the Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that the Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising the Index, but which are not included in such Index. It is also possible that for periods of time, the Fund may not fully replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of the Fund may not exactly replicate the composition of the Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

U.S. Federal Tax Treatment of Futures Contracts

          The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

          In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

          The Shares of the Fund are expected to be approved for listing on NYSE Arca, subject to notice of issuance, and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. The Fund is not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and makes no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by the Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by the Fund on a given day. While the equity securities value component estimates the current market value of the Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of the Fund’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time) on each Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for the Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each

Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president, chief executive officer and board member of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow,	Chairman	Since 2008	Founder and CEO,	__	Director, Audit
53*†	Trustee	Since 2006	DanCourt Management LLC (strategy consulting firm), March 1999 to present.		Committee Chairman and Compensation Committee member, Forward Management, LLC, 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee.

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

R. Alastair Short, 57*†	Trustee	Since 2006

President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.

__

Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	__	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 47[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)

Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).

				__	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

          The Board of the Trust met five times during the fiscal year ended December 31, 2010.

          The Board has an Audit Committee, consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2010.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2010.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Fixed Income Closed-End Fund ETF (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2010)

David H. Chow	None	Over $100,000
R. Alastair Short	None	$50,001-$100,000
Richard D. Stamberger	None	Over $100,000
Jan F. van Eck	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2010. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses (2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex (1) Paid to Trustee (2)

David H. Chow	$180,375	$180,375	N/A	N/A	$95,000
R. Alastair Short	$155,875	$0	N/A	N/A	$234,625
Richard D. Stamberger	$149,750	$74,875	N/A	N/A	$238,500
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund’s Form N-Q will be available through the Fund’s website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available through the Fund’s website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to the Fund pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of ___%. From time to time, the Adviser may waive all or a portion of its fees. Until at least _____, 2012, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding ___% of its average daily net assets per year. Offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

          Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. The Adviser will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Fund pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Fund’s assets. The Bank of New York serves as the Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to the Fund pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act)..

Other Accounts Managed by the Portfolio Manager

          As of the date of this SAI, in addition to __ funds of the Trust, including the Fund, Mr. Mazier did not manage any other registered investment companies, pooled investment vehicles or other accounts.

          Although the funds in the Trust that are managed by Mr. Mazier may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Mr. Mazier or the Adviser.

Portfolio Manager Compensation

          The portfolio manager is paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of the date of this SAI, Mr. Mazier did not beneficially own any Shares of the Fund.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of the Fund is investment performance that corresponds to that of the Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.

          DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units is principally cash. To the extent in-kind creations are effected for the Fund, Creation Units of the Fund will consist of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise the Fund’s Index and an amount of cash computed as described below (the “Cash Component”). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the ”Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit

Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of the Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of _____ Shares (i.e., a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the

Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $[     ] payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.). As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund” in the Fund’s Prospectus.

          Redemptions are effected principally for cash. To the extent redemptions are effected in-kind, the Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fee of $[          ] is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

          Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the

Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. If a market quotation for a security is not readily available or it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income, if any, are declared and paid at least monthly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that the Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          As of the date of this SAI, no entity beneficially owned any voting securities of the Fund.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Tax Information.”

          The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an underlying fund do not generally offset gains or distributions of another underlying fund.

          The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such years. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by the Fund from a non-U.S. investment (which may be an underlying fund) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

          The Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains. For taxable years beginning before January 1, 2013, certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013.

          Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in structured notes, swaps, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), the Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest related dividend” or a “short-term capital gain dividend.” An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund does not expect to pay significant amounts of interest related dividends. The Fund may also determine to not make designations of any interest related dividends or short-term capital gain dividends, which would result in withholding on such distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% in 2013. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of __ investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of the Fund’s Shares.

          _____, is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

LICENSE AGREEMENT AND DISCLAIMERS

          The information contained herein regarding the Market Vectors Fixed Income Closed-End Fund Index (the “Index”) was provided by [     ] (“Licensor”), while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          [To come.]

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

The Adviser has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust.‡‡‡‡

(b)	Bylaws of the Trust.‡‡‡‡

(c)	Not applicable.

(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).*

(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).***

(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios). ###

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**

(e)(2)	Form of Participant Agreement.*

(f)	Not applicable.

(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*

(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*

(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*

(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*

(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF).***

(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Alternative Energy ETF and Market Vectors—Russia ETF).****

(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Agribusiness ETF and Market Vectors—Global Nuclear Energy ETF).*****

(i)(4)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers Intermediate Municipal ETF, Market Vectors—Lehman Brothers Long Municipal ETF, Market Vectors—Lehman Brothers 1-5 Year Municipal ETF, Market Vectors—Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors—Lehman Brothers California Municipal ETF and Market Vectors—Lehman Brothers New York Municipal ETF).******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Coal ETF and Market Vectors—Gaming ETF).†

(i)(6)

Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).††

(i)(7)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Hard Assets ETF and Market Vectors—Solar Energy ETF).†††

(i)(8)

Opinion and consent of Clifford Chance US LLP with respect to Market Vectors—Africa Index ETF, Market Vectors—Emerging Eurasia Index ETF, Market Vectors—Global Frontier Index ETF and Market Vectors—Gulf States Index ETF).††††

(i)(9)	Consent of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers High-Yield Municipal Index ETF).†††††

(i)(10)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Indonesia Index ETF). ‡

(i)(11)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Vietnam ETF). ‡‡

(i)(12)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Pre-Refunded Municipal Index ETF). ‡‡‡

(i)(13)	Opinion and consent of Dechert LLP (with respect to Market Vectors Egypt Index ETF).^^^^

(i)(14)	Opinion and consent of Dechert LLP (with respect to Market Vectors Kuwait Index ETF).^^^^

(i)(15)	Opinion and consent of Dechert LLP (with respect to Market Vectors Latin America Small-Cap Index ETF). ^^^^^

(i)(16)	Opinion and consent of Dechert LLP (with respect to Market Vectors China ETF).^

(i)(17)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Brazil Small-Cap ETF).‡‡‡‡‡‡

(i)(18)	Opinion and consent of Dechert LLP (with respect to Market Vectors Junior Gold Miners ETF).^^

(i)(19)	Opinion and consent of Dechert LLP (with respect to Market Vectors Poland ETF).^^^

(i)(20)	Opinion and consent of Dechert LLP (with respect to Market Vectors India Small-Cap Index ETF).#

(i)(21)	Opinion and consent of Dechert LLP (with respect to Market Vectors Emerging Markets Local Currency Bond ETF).##

(i)(22)	Opinion and consent of Dechert LLP (with respect to Market Vectors GDP – International Equity ETF and Market Vectors GDP – Emerging Markets Equity ETF).######

(i)(23)	Opinion and consent of Dechert LLP (with respect to Market Vectors Investment Grade Floating Rate Bond ETF). ##

(i)(24)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MLP ETF). ######

(i)(25)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Rare Earth/Strategic Metals ETF). ####

(i)(26)	Opinion and Consent of Dechert LLP (with respect to Market Vectors LatAm Aggregate Bond ETF and Market Vectors Asia ex-Japan Aggregate Bond ETF). ######

(i)(27)

Opinion and Consent of Dechert LLP (with respect to Market Vectors All China All-Cap ETF, Market Vectors All China Consumer Discretionary Sector ETF, Market Vectors All China Consumer Staples Sector ETF, Market Vectors All China Energy Sector ETF, Market Vectors All China Financial Services Sector ETF, Market Vectors All China Healthcare Sector ETF, Market Vectors All China Industrials Sector ETF, Market Vectors All China Information Technology Sector ETF, Market Vectors All China Materials Sector ETF, Market Vectors All China Utilities Sector ETF and Market Vectors All China Small Cap ETF). ######

(i)(28)	Opinion and Consent of Dechert LLP (with respect to Market Vectors High Yield Floating Rate ETF). ######

(i)(29)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fixed Income II ETF). ######

(i)(30)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Colombia ETF). #####

(i)(31)	Opinion and Consent of Dechert LLP (with respect to Market Vectors CM Commodity Index ETF). ######

(i)(32)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Russia Small-Cap ETF). ######

(i)(33)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Germany Small-Cap ETF). ######

(i)(34)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Germany Mid-Cap ETF). ######

(i)(35)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fixed Income Closed-End Fund ETF). ######

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics. ‡‡‡‡‡

*	Incorporated by reference to the Registrant’s Registration Statement filed on April 28, 2006.
**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.
***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.
*****	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.
******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.
†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.
††	Incorporated by reference to the Registrant’s Registration Statement filed on February 15, 2008.
†††	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2008.
††††	Incorporated by reference to the Registrant’s Registration Statement filed on July 8, 2008.
†††††	Incorporated by reference to the Registrant’s Registration Statement filed on August 8, 2008.
‡	Incorporated by reference to the Registrant’s Registration Statement filed on November 25, 2008.
‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on December 23, 2008.
‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on January 28, 2009.
‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on February 6, 2009.
‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2009.
‡‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on May 8, 2009.
^	Incorporated by reference to the Registrant’s Registration Statement filed on September 4, 2009.
^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 9, 2009.
^^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 20, 2009.
^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on February 16, 2010.
^^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2010.
#	Incorporated by reference to the Registrant’s Registration Statement filed on April 5, 2010.
##	Incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2010.
###	Incorporated by reference to the Registrant’s Registration Statement filed on August 27, 2010.
####	Incorporated by reference to the Registrant’s Registration Statement filed on October 20, 2010.
#####	Incorporated by reference to the Registrant’s Registration Statement filed on March 4, 2011.
######	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

          None.

Item 30.	Indemnification

          Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 31.	Business and Other Connections of Investment Manager

          See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a)

Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of four series: Emerging Markets Fund, Global Hard Assets Fund Multi-Manager Alternatives Fund and International Investors Gold Fund) and Worldwide Insurance Trust (which is comprised of five series: Worldwide Multi-Manager Alternatives Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

Thomas K. Lynch 335 Madison Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer

Joseph McBrien 335 Madison Avenue New York, NY 10017	Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary and Chief Legal Officer

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

Bruce J. Smith 335 Madison Avenue New York, NY 10017	Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President and Chief Financial Officer

Jan F. van Eck 335 Madison Avenue New York, NY 10017	Director and Executive Vice President	President, Chief Executive Officer and Trustee

Item 33.	Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 34.	Management Services

          Not applicable.

Item 35.	Undertakings

          Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March 2011.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck*

Name: Jan F. van Eck
Title: President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	March 18, 2011

David H. Chow

/s/ R. Alastair Short*	Trustee	March 18, 2011

R. Alastair Short

/s/ Richard D. Stamberger*	Trustee	March 18, 2011

Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief	March 18, 2011
Executive Officer and
Jan F. van Eck	Trustee

/s/ Bruce J. Smith*	Chief Financial Officer	March 18, 2011

Bruce J. Smith

*By:	/s/ Jonathan R. Simon

Jonathan R. Simon
Attorney-in-Fact